Exhibit 1.1
INDEPENDENCE REALTY TRUST, INC.
$450,000,000
Shares of Common Stock
(par value $0.01 per share)
EQUITY DISTRIBUTION AGREEMENT
July 28, 2023

As Managers:
Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
BofA Securities, Inc.
One Bryant Park
New York, New York 10036
BMO Capital Markets Corp.
151 W. 42nd Street
New York, New York 10036
Citigroup Global Markets Inc.
388 Greenwich St.
New York, New York 10013
Jefferies LLC
520 Madison Avenue
New York, New York 10022

KeyBanc Capital Markets Inc.
127 Public Square, 7th Floor
Cleveland, Ohio 44114
RBC Capital Markets, LLC
200 Vesey Street, 8th Floor
New York, New York 10281
Regions Securities LLC
615 South College Street, Suite 600
Charlotte, North Carolina 28202
Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202
Truist Securities, Inc.
3333 Peachtree Road NE, 11th Floor
Atlanta, Georgia 30326

As Forward Purchasers:
Barclays Bank PLC
c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Bank of America, N.A.
c/o BofA Securities, Inc.
One Bryant Park
New York, New York 10036
Bank of Montreal
55 Bloor Street West, 18th Floor
Toronto, Ontario M5X 1A1
Canada
Citibank, N.A.
388 Greenwich St.
New York, New York 10013

Jefferies LLC
520 Madison Avenue
New York, New York 10022

KeyBanc Capital Markets Inc.
127 Public Square, 7th Floor
Cleveland, Ohio 44114
Regions Securities LLC
615 South College Street, Suite 600
Charlotte, North Carolina 28202

Royal Bank of Canada
200 Vesey Street, 8th Floor
New York, New York 10281
Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202
Truist Bank
3333 Peachtree Road NE, 11th Floor
Atlanta, Georgia 30326

Ladies and Gentlemen:
Independence Realty Trust, Inc., a Maryland corporation (the “Company”), and Independence Realty Operating Partnership, LP, a Delaware limited partnership and subsidiary of the Company (the “Operating Partnership”) confirm their agreements with Barclays Capital Inc., BofA Securities, Inc., BMO Capital Markets Corp., Citigroup Global Markets Inc., Jefferies LLC, KeyBanc Capital Markets Inc., RBC Capital Markets, LLC, Regions Securities LLC, Robert W. Baird & Co. Incorporated and Truist Securities, Inc., as sales agents, principals and forward sellers (in any such capacity, each a “Manager”) and each of Barclays Bank PLC, Bank of America, N.A., Bank of Montreal, Citibank, N.A., Jefferies LLC, KeyBanc Capital Markets Inc., Regions Securities LLC, Royal Bank of Canada, Robert W. Baird & Co. Incorporated and Truist Bank, or one of their respective affiliates, as forward purchasers (in such capacity, each a “Forward Purchaser”). For purposes of clarity, it is understood and agreed by the parties hereto that, if Shares (as defined below) are offered or sold through any Manager as forward seller for the applicable Forward Purchaser, then such Manager, as forward seller, shall be acting as sales agent for such Forward Purchaser with respect to the offering and sale of such Shares, and, except in cases where this Agreement (as defined below) expressly refers to a Manager acting as sales agent for the Company or unless otherwise expressly stated or the context otherwise requires, references in this Agreement to any Manager acting as sales agent shall also be deemed to apply to such Manager when acting as forward seller, mutatis mutandis.
The Company proposes (i) to issue and sell to or through the Managers shares of its Common Stock (as defined below) and (ii) to instruct the applicable Managers, as forward sellers, severally and not jointly, to offer and sell shares of Common Stock (the “Shares”) with an aggregate gross sales price of up to $450,000,000 (the “Maximum Amount”), on the terms set forth in this Agreement and, if applicable, in any Terms Agreement (as defined below) or any Confirmation (as defined below). The common stock, $0.01 par value per share, of the Company is hereinafter referred to as the “Common Stock.” The obligations of the Managers under this Agreement shall be several, and not joint. The Company agrees that whenever the Company determines to sell Shares directly to a Manager as principal they will enter into a separate written Terms Agreement (each, a “Terms Agreement”), in substantially the form of Annex I hereto, relating to such sale in accordance with Section 2(c) hereof. References herein to this “Agreement” or to matters contained “herein” or “hereunder,” or words of similar import, mean this Agreement and any applicable Terms Agreement.
Any Shares issued and sold by the Company through any of the Managers, acting as sales agents for the Company, or to any of the Managers, acting as principal, pursuant to this Agreement and, if applicable, any Terms Agreements, are hereinafter sometimes called “Primary Shares.”
Each of the Company and the Operating Partnership agree that whenever the Company determines to enter into one or more forward stock purchase transactions with any of the Forward Purchasers, the Company and the applicable Forward Purchaser(s) will enter into one or more separate letter agreements (each, a “Confirmation”), in substantially the form of Annex III hereto, relating to such sale in accordance with Section 2 hereof. Under each Confirmation, upon settlement, the Company will, if applicable, on the terms and subject to the conditions set forth in such Confirmation and in this Agreement, deliver to the applicable Forward Purchaser, or an affiliate thereof (including the Manager affiliated with such Forward Purchaser), shares of Common Stock (the “Confirmation Shares”). In connection with any Confirmation entered into as contemplated by this Agreement, it is contemplated that the affiliated Manager, acting as forward seller, will attempt to offer and sell the applicable number of Shares on the terms and subject to the conditions set forth in this Agreement.

The Company and the Operating Partnership have prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”) a registration statement (File No. 333- 272640), including a prospectus, on Form S-3ASR, relating to securities (the “Shelf Securities”), including the Shares, to be issued from time to time by the Company, which registration statement became effective upon filing under Rule 462(e) of the Securities Act. Such registration statement, as amended at each time of effectiveness under the Securities Act, including the information deemed pursuant to Rule 430B under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, “Prospectus Supplement” means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on the date hereof, in the form furnished by the Company to the Managers in connection with the offering of the Shares, “Base Prospectus” means the related prospectus covering the Shelf Securities and filed as part of the Registration Statement, together with any amendments or supplements thereto as of the most recent effective date of the Registration Statement, and “Prospectus” means the Base Prospectus as amended and supplemented by the Prospectus Supplement and any applicable pricing supplement thereto and the most recent Interim Prospectus Supplement (as defined herein), if any.
Any reference in this Agreement to the Registration Statement, the Base Prospectus and the Prospectus (including, without limitation, the General Disclosure Package (as defined herein)) shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of the Base Prospectus or the Prospectus, as the case may be (the “Incorporated Documents”), and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus shall be deemed to refer to and include (a) in the case of the Registration Statement, any documents filed after the effective date of the Registration Statement under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”), that are deemed to be incorporated by reference therein and (b) in the case of the Base Prospectus or the Prospectus, any documents filed after the date of the Base Prospectus or the Prospectus, respectively, under the Exchange Act that are deemed to be incorporated by reference therein. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act. “Permitted Free Writing Prospectuses” means the documents listed on Schedule I hereto or otherwise approved in writing by the Managers in accordance with Section 6(b), and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used in this Agreement, references to the date of the Prospectus means the date of the Prospectus Supplement. References in this Agreement to financial statements or other information that is “contained,” “included,” “described,” “set forth” or “provided” in the Registration Statement, the Base Prospectus, the Prospectus Supplement, any Interim Prospectus Supplement or the Prospectus and similar references shall, unless stated otherwise, include any information incorporated or deemed to be incorporated by reference therein; and references in this Agreement to “subsidiaries” or any “subsidiary” of the Company shall include, without limitation, the Operating Partnership.
1.    Representations and Warranties of the Company and the Operating Partnership. The Company and the Operating Partnership, jointly and severally represent and warrant to, and agree with each Manager and each Forward Purchaser that:
(a)    Registration Statement. The Registration Statement became effective upon filing with the Commission pursuant to Rule 462 under the Securities Act; no stop order suspending the effectiveness of the Registration Statement is in effect; and no proceedings for such purpose or pursuant to Section 8A of the Securities Act are pending before or, to the knowledge of the Company, threatened by the Commission. The Company is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement, and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.
(b)    Time of Sale. (i)(A) At the respective times the Registration Statement and each amendment thereto became effective, (B) at each deemed effective date with respect to the Managers pursuant to Rule 430B(f)(2) under the Securities Act (each, a “Deemed Effective Time”), (C) as of each time Shares are sold pursuant to this Agreement (each, a “Time of Sale”), (D) at each Settlement Date (as defined below) and (E)(i) at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares (the “Delivery Period”), the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act; (ii) the Base Prospectus complied at the time it was filed with the Commission, complies as of the date hereof and will comply as of each Time of Sale and at all times during the Delivery Period, in all material respects with the rules and regulations under the Securities Act; (iii) each of the Prospectus Supplement, any Interim Prospectus Supplement and the Prospectus will comply, as of the date that such document is filed with the Commission, as of each Time of Sale, as of each Settlement Date and at all times during the Delivery Period, in all material respects with the rules and regulations under the Securities Act; (iv) each broadly available road show, if any, when considered together with the General Disclosure Package, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and any further Incorporated Documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act.
(c)    General Disclosure Package. (i) As of the date hereof, at the respective times the Registration Statement and each amendment thereto became effective and at each Deemed Effective Time, the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as of each Time of Sale, the Prospectus and any Permitted Free Writing Prospectus then in use, considered together (collectively, the “General Disclosure Package”), did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) as of its date, the Prospectus did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) at any Settlement Date, the Prospectus (as amended and supplemented at such Settlement Date) does not or will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by the Managers or the Forward Purchasers expressly for use in the Prospectus or in the General Disclosure Package, it being understood and agreed that (i) the legal and marketing names of the Managers and the Forward Purchasers appearing on the cover page of the Prospectus and the General Disclosure Package and (ii) the last paragraph in the “Other Relationships” section of the “Plan of Distribution” section in the Prospectus and the General Disclosure Package, constitute the only information furnished in writing by or on behalf of the

Managers or the Forward Purchasers for use in the Prospectus and the General Disclosure Package (collectively, the “Counterparty Information”).
(d)    Issuer Free Writing Prospectus. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act. Each free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Managers and the Forward Purchasers, did not, does not and will not include any material information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus. Except for the Permitted Free Writing Prospectuses, if any, furnished to and approved by the Managers and the Forward Purchasers in accordance with Section 6(b), the Company has not prepared, used or referred to, and will not, prepare, use or refer to, any free writing prospectus.
(e)    Incorporated Documents. The documents incorporated by reference in each of the Registration Statement, the Prospectus and the General Disclosure Package, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(f)    Financial Statements. The financial statements of the Company and its subsidiaries and the related notes thereto and the financial statements of the Operating Partnership and its subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position of the Company and its subsidiaries and the Operating Partnership and its subsidiaries, as applicable, as of the dates indicated and their respective consolidated results of operations and changes in cash flows for the periods specified; and all such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby, and all supporting schedules to such financial statements included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package fairly present in all material respects the information required to be stated therein. Any pro forma financial statements and related notes included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(g)    Financial Statements Pursuant to Rule 3-14. Any financial statements or financial information required by Rule 3-14 or Article 11 of Regulation S-X (collectively, the “Rule 3-14 Information”) to be included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package, together with the related notes and schedules, have been included or incorporated by reference therein as required by the Securities Act and the Exchange Act, and present fairly the material factors considered by the Company or the Operating Partnership, as the case may be, when assessing each such property; after reasonable inquiry, the Company is not aware of any factor other than those included or incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package that would cause such Rule 3-14 Information not to be indicative of future operating results of the applicable property or properties, as the case may be; no property for which Rule 3-14 Information is included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package was acquired from a party related to the Operating Partnership or the Company; and there are no properties for which the Operating Partnership or the Company is required to disclose Rule 3-14 Information other than as included or incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package.
(h)    No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Prospectus and the General Disclosure Package, except as otherwise stated therein, (A) there has been no material adverse change in or affecting the properties, financial condition, results of operations, business affairs or prospects of the Company and its subsidiaries, considered as one enterprise, in each case whether or not arising in the ordinary course of business; (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries, considered as one enterprise; and (C) there has been no material adverse change in the short-term debt or long-term debt of the Company and its consolidated subsidiaries (except for borrowings and repayment of borrowings in the ordinary course of business).
(i)    Organization and Good Standing of the Company. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Maryland, with all power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Prospectus and the General Disclosure Package. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect (as defined below). The Company is the sole general partner of the Operating Partnership and the Company owns the percentage of the outstanding equity interests in the Operating Partnership disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. As used herein, “Material Adverse Effect” means a material adverse effect on the properties, financial condition, results of operations, business affairs or prospects of the Company and its subsidiaries, considered as one enterprise; for purposes of clarity, it is hereby understood and agreed that statements to the effect that certain matters will not or could not reasonably be expected to have or result in a Material Adverse Effect (and statements of like effect) mean that such matters will not have a Material Adverse Effect on the Company and its subsidiaries, considered as one enterprise.
(j)    Organization and Good Standing of the Operating Partnership and Other Subsidiaries. The Operating Partnership has been duly organized and is validly existing as a limited partnership and in good standing under the laws of the State of Delaware and has limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the General Disclosure

Package. The Operating Partnership is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. Each Significant Subsidiary (as defined below) of the Company in addition to the Operating Partnership, if any, has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the General Disclosure Package and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. All of the issued and outstanding shares of capital stock, limited liability company interests, partnership interests or other equity interests, as the case may be, of each such Significant Subsidiary (as defined below) (i) have been duly authorized and validly issued, are fully paid and non-assessable and (ii) except for the Operating Partnership or as otherwise disclosed in the Registration Statement, the Prospectus and the General Disclosure Package, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; no outstanding shares of capital stock, limited liability company interests, partnership interests or other equity interests, as the case may be, of any Significant Subsidiary were issued in violation of the preemptive or similar rights of any security holder of such Significant Subsidiary. As used in this Agreement, the term “Significant Subsidiary” means each subsidiary of the Company that would be deemed a Significant Subsidiary of the Company under either clause (1) or (2) of the definition of Significant Subsidiary appearing in Rule 1-02 of Regulation S-X.
(k)    Properties. None of the Company, the Operating Partnership or any of their respective subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package any loss or interference with its business or any properties and improvements described as being owned by the Company and its subsidiaries in the Registration Statement, the Prospectus and the General Disclosure Package (the “Properties”) from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, otherwise than as set forth or contemplated in the Registration Statement, the Prospectus or the General Disclosure Package. To the knowledge of the Company and the Operating Partnership, water, stormwater, sanitary sewer, electricity and telephone service are all available at the property lines of each Property over duly dedicated streets or perpetual easements of record benefiting the applicable Property.
(l)    Capitalization of the Company. The Company has an authorized capitalization as set forth in the Registration Statement, the General Disclosure Package and the Prospectus; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and were not issued in violation of any preemptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Prospectus and the General Disclosure Package, there are no outstanding rights (including, without limitation, pre-emptive or similar rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interests of the Company or any of its Significant Subsidiaries, nor any contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance of any capital stock or other equity interest of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; and the capital stock of the Company and the Company’s charter and bylaws conform in all material respects to the descriptions thereof contained in the Registration Statement, the Prospectus and the General Disclosure Package.
(m)    Authorization of Shares. The Primary Shares have been duly authorized and, when issued and delivered pursuant to due authorization by the Company’s board of directors (the “Board”) or a duly authorized committee thereof in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, and the issuance of such Primary Shares will not be subject to any preemptive or similar rights. The Confirmation Shares, if any, have been duly authorized for issuance and sale to the applicable Forward Purchaser or any of its affiliates pursuant to the applicable Confirmation and, when issued and delivered by the Company in accordance with such Confirmation upon payment of any consideration required by such Confirmation, will be validly issued, fully paid and non-assessable, and the issuance of such Confirmation Shares will not subject to any preemptive or similar rights. The issuance, sale and/or delivery by the Company of any Confirmation Shares in settlement of all or a portion of the Company’s obligations under any Confirmation, and delivery by the Forward Purchasers (or affiliates thereof) of such Confirmation Shares to close out open borrowings of Common Stock created in the course of the related hedging activities, do not and will not require registration under the Securities Act.
(n)    Partnership Capitalization. Without limitation to any other representations and warranties set forth herein, all of the outstanding partnership interests of the Operating Partnership (“OP Units”) have been duly authorized and validly issued and the capital contributions with respect thereto have been made in full; and the OP Units that are owned, directly or indirectly, by the Company are owned in the percentage set forth in the Registration Statement, the Prospectus and the General Disclosure Package, free and clear (except as may otherwise be specifically described in the Registration Statement, the Prospectus and the General Disclosure Package) of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party. None of the outstanding OP Units were issued in violation of the preemptive or other rights of the security holders of the Operating Partnership. The OP Units to be issued to the Company in connection with the Company’s issuance of Primary Shares and Confirmation Shares, if any, have been duly authorized, and, when issued and delivered, will be validly issued and fully paid.
(o)    Due Authorization. This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership, and assuming due authorization, execution and delivery by the Managers and the Forward Purchasers, constitutes a valid and legally binding obligation of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors’ rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law.
(p)    Confirmations. The form of Confirmation has been duly authorized and, when executed and delivered by the Company and assuming due authorization, execution and delivery by the applicable Forward Purchaser, each Confirmation will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors’ rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law.

(q)    Description of this Agreement and the Form of Confirmation. Each of this Agreement and the form of Confirmation conforms in all material respects to the descriptions thereof contained in the Prospectus and the General Disclosure Package.
(r)    Partnership Agreement. The limited partnership agreement of the Operating Partnership, including all restatements thereof and amendments thereto (the “Partnership Agreement”), has been duly and validly authorized, executed and delivered by or on behalf of the partners of the Operating Partnership, and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, or other laws of general applicability relating to or affecting creditors’ rights generally or by general equity principles.
(s)    No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or bylaws, partnership agreement, limited liability company agreement or other Organizational Documents (as defined below), (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As used herein, the term “Organizational Documents” means, (i) with respect to a corporation, its charter and bylaws, (ii) with respect to a limited or general partnership, its partnership agreement and certificate of partnership (or similar document), (iii) with respect to a limited liability company, its limited liability company agreement and certificate of limited liability company (or similar document), and (iv) with respect to any other entity, its similar organizational documents.
(t)    No Conflicts; No Consents Required. The execution, delivery and performance by the Company and the Operating Partnership of this Agreement and any Confirmation, the issuance, sale and/or delivery of any Primary Shares and Confirmation Shares (and any OP Units in connection therewith), its compliance with the terms of this Agreement and any Confirmation and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws of the Company, the Operating Partnership’s certificate of limited partnership or Partnership Agreement or the Organizational Documents of any of the Company’s other subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to adversely affect the consummation of the transactions contemplated by this Agreement and any Confirmation or the performance by the Company of its obligations hereunder and thereunder; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the execution, delivery and performance by the Company of this Agreement and any Confirmation, the issuance, sale and/or delivery of any Primary Shares and Confirmation Shares (and any OP Units in connection therewith), its compliance with the terms hereunder and thereunder or the consummation of the transactions contemplated hereby and thereby, except as have been made or obtained under the

Securities Act and the Exchange Act and except as may be required by and made in accordance with or obtained under state securities laws or regulations.
(u)    Legal Proceedings. Except as described in each of the Registration Statement, the General Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect or to adversely affect the consummation of the transactions contemplated by this Agreement and any Confirmation or the performance by the Company of its obligations hereunder and thereunder; to the knowledge of the Company, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act or the Exchange Act to be described in the Registration Statement, the General Disclosure Package or the Prospectus or any document incorporated by reference therein that are not so described as required and (ii) there are no contracts or other documents that are required under the Securities Act or the Exchange Act to be filed as exhibits to the Registration Statement or any document incorporated by reference therein or described in the Registration Statement, the General Disclosure Package or the Prospectus or any document incorporated by reference therein that are not so filed as exhibits or so described as required.
(v)    Independent Accountants. KPMG LLP, who certified certain financial statements of the Company and its consolidated subsidiaries and of the Operating Partnership and its consolidated subsidiaries are included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and its subsidiaries and with respect to the Operating Partnership and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and as required by the Securities Act.
(w)    Title to Properties. (i) Except as otherwise set forth in the Registration Statement, the Prospectus and the General Disclosure Package, the Company and its subsidiaries hold good and marketable title to the Properties (fee simple or, in the case of ground leases and as disclosed in the Registration Statement, the Prospectus or the General Disclosure Package, a valid leasehold interest) with such exceptions and subject to such mortgages, easements and liens as would not, individually or in the aggregate, materially adversely affect the value of such Property and do not materially interfere with the use made and proposed to be made of such Property by the Company, the Operating Partnership or their respective subsidiaries; (ii) except as otherwise set forth in or described in the Registration Statement, the Prospectus or the General Disclosure Package, the mortgages and deeds of trust encumbering the Properties are not convertible into debt or equity securities of the Company, the Operating Partnership or their respective subsidiaries and such mortgages and deeds of trust are not cross-defaulted with any loan not made to, or cross-collateralized to any property not owned directly or indirectly by, the Company, the Operating Partnership or any of their respective subsidiaries; (iii) any ground lease under which the Company or any of its subsidiaries leases the land or air rights on which any Property is located is in full force and effect, and neither the Company nor any of its subsidiaries is in default in respect of any of the terms or provisions of any such lease and neither the Company nor any of its subsidiaries has received notice of the assertion of any claim by anyone adverse to the rights of the Company or any such subsidiary, as the case may be, as lessee under any such lease, or affecting or questioning the rights of the Company or any such subsidiary, as the case may be, to the continued possession or use of the Property under any such lease or of a default under any such lease, other than claims which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iv) except as otherwise described in the Registration Statement, the Prospectus or the General Disclosure Package, no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease; (v) none of the Company, the Operating Partnership or any of their respective subsidiaries owns any material real property other than the Properties described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus; and (vi) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), and except as otherwise set forth in or described in the Registration Statement, the Prospectus or the General Disclosure Package, none of the Company, the Operating Partnership or any of their respective subsidiaries has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof which if consummated would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and none of the Company, the Operating Partnership or any of their respective subsidiaries knows of any such condemnation, condemnation hearing or zoning change which is pending or threatened and, in each case, which if consummated would will materially affect the use or value of any of the Properties.
(x)    Investment Company Act. Neither the Company nor the Operating Partnership is and, after giving effect to the issuance, sale and/or delivery of any Primary Shares and Confirmation Shares (and any OP Units in connection therewith) and the application of the net proceeds thereof as described in the Registration Statement, the Prospectus and the General Disclosure Package, neither the Company nor the Operating Partnership will be an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”) or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.
(y)    Compliance with Environmental Laws. Except as described in the Registration Statement, the Prospectus and the General Disclosure Package, and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is or has been in violation of any applicable federal, state, local or foreign statute, law, rule, regulation, ordinance, code, or rule of common law or any judicial or administrative interpretation thereof, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Secs. 9601-9675, the Hazardous Material Transportation Act, as amended, 49 U.S.C. Secs. 5101-5128, the Solid Waste Disposal Act, as amended, 42 U.S.C. Secs. 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Secs. 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Secs. 2601-2697, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Secs. 136-136y, the Clean Air Act, 42 U.S.C. Secs. 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Secs. 1251-1387, and the Safe Drinking Water Act, 42 U.S.C. Secs. 300f-300j-26, as any of the above statutes may have been amended, and the regulations promulgated pursuant to any of the foregoing, and including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health from Hazardous Materials (as defined below) or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of flammable materials, explosives, radioactive materials, pollutants, contaminants, hazardous wastes, toxic substances and any hazardous material as defined by or regulated under any Environmental Law (including, without limitation, petroleum or petroleum products, asbestos-containing materials, per- and polyfluoroalkyl substances, polychlorinated biphenyls, lead, radon and toxic mold) (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B)

the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are and have been each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company and the Operating Partnership, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Laws against the Company or any of its subsidiaries and (D) to the knowledge of the Company and the Operating Partnership, there are no events or circumstances that would reasonably be expected to result in liabilities or obligations, or otherwise form the basis of an order for investigation, clean-up or remediation of Hazardous Materials, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Properties, the Company, the Operating Partnership and their respective subsidiaries relating to Hazardous Materials or any applicable Environmental Laws.
(z)    Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and except as described in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where any such revocation, modification or failure to renew would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(aa)    Disclosure Controls. Each of the Company and the Operating Partnership maintains a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) or Rule 15d-15(e) of the Exchange Act, as applicable) that is designed to ensure that information required to be disclosed by it in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s or the Operating Partnership’s, as the case may be, management as appropriate to allow timely decisions regarding required disclosure.
(bb)    Accounting Controls. Each of the Company and the Operating Partnership maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) or Rule 15d-15(f) of the Exchange Act, as applicable) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Each of the Company and the Operating Partnership maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Based on each of the Company’s and the Operating Partnership’s most recent evaluation of its internal control over financial reporting pursuant to Rule 13a-15(c) or Rule 15d-15(c) of the Exchange Act, as applicable, except as disclosed in the Registration Statement, the Prospectus and the General Disclosure Package, there are no material weaknesses in the Company’s or the Operating Partnership’s internal control over financial reporting. The Company’s and the Operating Partnership’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (x) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s or the Operating Partnership’s ability to record, process, summarize and report financial information; and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s or the Operating Partnership’s internal control over financial reporting. Since the date of the Company’s latest audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.
(cc)    XBRL. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the documents incorporated by reference therein fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(dd)    Insurance. Each of the Company and its subsidiaries have insurance provided by insurers of recognized financial responsibility against such losses and risks and in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect; neither the Company nor the Operating Partnership has any reason to believe that they or any of their respective subsidiaries will not be able to (i) renew, if desired, their respective existing insurance coverage as and when such policies expire or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their respective businesses as now conducted and at a reasonable cost in the Company’s or the Operating Partnership’s reasonable judgment; and none of the Company, the Operating Partnership or any of their respective subsidiaries has been denied any insurance coverage which they have sought or for which they have applied, and have title insurance on the fee interests in each of the Properties, in an amount that is commercially reasonable for each Property, but at least equal to the original purchase price of each such Property, and all such policies of insurance are in full force and effect.
(ee)    ERISA. Each of the Company and the Operating Partnership is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which either of the Company or the Operating Partnership would have any outstanding liability; the Company and the Operating Partnership have not incurred or expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended (the “Code”); each “pension plan” for which either of the Company or the Operating Partnership would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred thereunder, whether by action or by failure to act, which would cause the loss of such qualification.
(ff)    No Conflicts with Sanctions Laws. None of the Company, the Operating Partnership or any of their subsidiaries, nor any of their respective directors or executive officers nor, to the knowledge of the Company or the Operating Partnership or any of their subsidiaries, any agent, employee, affiliate or other person acting on behalf of the Company, the Operating Partnership or any of their subsidiaries (other than any Manager or any Forward Purchaser) is currently the subject of any sanctions administered by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union or His Majesty’s Treasury (collectively, “Sanctions”), nor is the Company, the Operating Partnership or any of their subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, the Crimea region, Cuba, Iran, North Korea, Syria, and the so-called Donetsk and Luhansk People’s Republics (each, a “Sanctioned Country”); and neither the Company, the Operating Partnership, nor any of their subsidiaries will directly or indirectly use the proceeds from the issuance, sale and/or delivery of the Primary Shares or the Confirmation Shares (or the OP Units in connection therewith), or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing or facilitating the activities of any person or entity subject to any Sanctions, or in or with any Sanctioned Country.
(gg)    Compliance with FCPA and Related Laws. None of the Company, the Operating Partnership or any of their subsidiaries, nor any of their respective directors or executive officers nor, to the knowledge of the Company or the Operating Partnership or any of their subsidiaries, any agent, employee, affiliate or other person acting on behalf of the Company, the Operating Partnership or any of their subsidiaries (other than any Manager or any Forward Purchaser) (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) has made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate, partnership or similar funds; (iii) is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, including the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of such anti-bribery or anti-corruption laws; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. Each of the Company, the Operating Partnership and their respective subsidiaries and, to the knowledge of each of the Company and the Operating Partnership, their respective affiliates, have conducted their businesses in compliance with such anti-bribery or anticorruption laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. No part of the proceeds from the issuance, sale and/or delivery of the Primary Shares and the Confirmation Shares (or the OP Units in connection therewith) will be used, directly or indirectly, by the Company, the Operating Partnership, or their subsidiaries in violation of the FCPA or other applicable anti-bribery or anti-corruption laws.
(hh)    Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions in which the Company or any of its subsidiaries own or lease property or conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court or governmental agency or body having jurisdiction over the Company, the Operating Partnership or any of their subsidiaries or the Properties or any of their respective other properties, assets or operations (collectively, the “Money Laundering Laws”); and no action, suit or proceeding or, to the knowledge of the Company or the Operating Partnership, inquiry or investigation by or before any arbitrator, court or governmental agency or body involving the Company, the Operating Partnership or any of their subsidiaries with respect to the Money Laundering Laws is pending and, to the knowledge of the Company or the Operating Partnership, no such action, suit, proceeding, inquiry or investigation is threatened.
(ii)    Compliance with Sarbanes-Oxley. There is and has been no failure on the part of the Company or the Operating Partnership or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.
(jj)    No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares.
(kk)    No Relationships. No relationship, direct or indirect, exists between or among either of the Company and the Operating Partnership and the directors, officers, stockholders, partners, customers or suppliers of the Company and the Operating Partnership which is required to be described in the Registration Statement or the Prospectus which is not so described.
(ll)    No Stabilization. Neither the Company nor any subsidiary of the Company nor any affiliate of the Company has taken, nor will the Company nor any subsidiary of the Company nor any affiliate of the Company take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. The Company will also not acquire any long position (either directly or indirectly, including through an Affiliate or through a derivative transaction) with respect to shares of Common Stock. For purposes of the foregoing, “Affiliate” means, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by, or under common control with such person or entity. For purposes of this definition, “control” when used with respect to any person or entity means ownership of 50% or more of the voting power or value of such person or entity.
(mm)    Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package has been made or reaffirmed, at the time of such statement or reaffirmation, without a reasonable basis or has been disclosed other than in good faith.
(nn)    Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.
(oo)    Compliance with Tax Laws. The Company and each of its subsidiaries (including the Operating Partnership) have filed or caused to be filed in a timely manner, and accurately and completely, all federal, state, local and foreign tax returns, reports, information returns and statements which have been required to be filed by them and have paid all material taxes required to be paid and any other assessment, fine or penalty levied against them to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith and in respect of which adequate reserves are being maintained and no material tax deficiency has been asserted against them, nor does any such entity know of any material tax deficiency which is likely to be asserted against them. All material tax liabilities are adequately provided for in the Company’s financial statements.
(pp)    REIT Compliance and Tax Disclosure. Commencing with its taxable year ended December 31, 2011, the Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code (a “REIT”) under the Internal Revenue Code of 1986, as amended (“Code”), and its organization and current and intended method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code. The subsidiaries of the Company (including the Operating Partnership) that are partnerships or limited liability companies under state law (“Subsidiary Partnerships”), other than IRT UPREIT Lender Limited Partner, LLC and Kentucky TRS, LLC, have been and will continue to be treated as partnerships or disregarded entities for U.S. federal income tax purposes and not as corporations, associations taxable as corporations or publicly traded partnerships. In the case of any Subsidiary Partnerships that have terminated, such Subsidiary Partnerships were treated as partnerships or disregarded entities for U.S. federal income tax purposes and not as corporations, associations taxable as corporations or publicly traded partnerships through the date of termination of such Subsidiary Partnerships. All statements regarding the Company’s qualification and taxation as a REIT, including U.S. federal income taxation of stockholders, and descriptions of the Company’s organization and method of operation set forth or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package, including under the caption “Material United States Federal Income Tax Considerations,” are accurate and fair summaries of the legal or tax matters described therein in all material respects.
(qq)    Transfer Taxes. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement, any Terms Agreement or Confirmation or the issuance by the Company or sale by the Company of the Shares.
(rr)    Representations in Certificates. Any certificate signed by any officer of the Company and delivered to the Managers, the Forward Purchasers or to their counsel after the date of this Agreement in connection with the issuance, sale and/or delivery of the Primary Shares and the Confirmation Shares shall be deemed to be a representation and warranty by the Company to each Manager and each Forward Purchaser as to the matters covered hereby and thereby.
(ss)    Listing of Shares. The outstanding shares of Common Stock are duly listed and admitted and authorized for trading on the New York Stock Exchange (the “NYSE”), and the Shares and any Confirmation Shares will have been approved for listing on the NYSE, subject only to an official notice of issuance, and the Company has taken no action designed to, or likely to have the effect of, delisting the Shares and any Confirmation Shares from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing; and to the Company’s knowledge, it is in compliance with all applicable listing requirements of NYSE.
(tt)    Regulation M. The Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(uu)    Cybersecurity. Except as would not individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and except as otherwise set forth in the Registration Statement, the Prospectus and the General Disclosure Package, (x) to the knowledge of the Company and the Operating Partnership, there has been no security breach or other compromise of or relating to any of the information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) of the Company and its subsidiaries, and (y) the Company and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data. The Company, the Operating Partnership and their subsidiaries’ IT Systems and Data are adequate for, and operate and perform as required in connection with the operation of the business of the Company, the Operating Partnership and their subsidiaries, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants; (ii) there have been no (A) breaches, violations, outages or unauthorized uses of or accesses (collectively, “Breaches”) to any IT Systems and Data or of any personal, personally identifiable, sensitive, confidential or regulated data (such data, “Personal Data”), as applicable, (B) incidents that are or should have been under internal review, or investigations relating to any Breaches, and (C) events or conditions that could reasonably be expected to result in any Breach; and (iii) the Company, the Operating Partnership and their subsidiaries are in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority (including the European Union General Data Protection Regulation (and all other applicable laws and regulations with respect to IT Systems and Data or Personal Data)), internal policies, industry standards (including PCI-DSS) and contractual obligations relating to the privacy and security of IT Systems and Data or Personal Data and to the protection of such IT Systems and Data or Personal Data from unauthorized use, access, misappropriation or modification. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) the Company, the Operating Partnership and their subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices, and (b) the Company, the Operating Partnership and their subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data (including all Personal Data) used in connection with their businesses.
2.    Sale of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Manager agree that the Company may from time to time (i) seek to sell Shares through a Manager, acting as sales agent, or directly to a Manager, acting as principal, pursuant to a Terms Agreement and/or (ii) enter into a Confirmation with any Forward Purchaser and, in consultation with such Forward Purchaser and the applicable Manager (which shall be the affiliate of such Forward Purchaser), instruct such Manager, acting as forward seller, to offer and sell the Shares borrowed from third parties as follows:
(a)    Each time that the Company wishes that Shares be sold, it will notify the applicable Manager and, if applicable, the related Forward Purchaser by email (or other method mutually agreed to by the parties) containing the parameters with which it desires that the Shares be sold on any Trading Day (as defined below), which shall at a minimum specify (i) whether the Manager is to act as sales agent or as forward seller, (ii) the time period during which sales are to occur, (iii) the desired number of Shares to be sold or gross sales price of such sales, (iv) any limitation on the number of Shares that may be sold in any one day, (v) any minimum price below which sales may not be made and, if applicable, (vi) certain specified terms to complete the related Confirmation (a “Placement Notice”), a form of which is attached hereto as Annex II. As used herein, “Trading Day” shall mean any day on which the NYSE is open for trading during its regular trading session, other than a day on which the NYSE is scheduled to close prior to its regular weekday closing time.
(b)    If the applicable Manager and, if applicable, the related Forward Purchaser wish to accept such proposed terms included in the Placement Notice (which they may decline to do for any reason in their sole discretion) or, following discussion with the Company, wish to accept amended terms, the applicable Manager and, if applicable, the related Forward Purchaser will timely notify the Company by email (or other method mutually agreed to by the parties) of its/their acceptance.
(c)    Subject to the terms and conditions hereof and provided that the applicable Manager has accepted the Company’s Placement Notice, the applicable Manager shall use its commercially reasonable efforts consistent with its normal trading and sales practices and the Placement Notice to sell Shares and, if acting as sales agent or as forward seller, at prices that reflect prevailing market prices for the Common Stock. The Company acknowledges and agrees that (1) there can be no assurance that any Manager or any Forward Purchaser will be successful in borrowing or selling, as applicable, Shares; (2) no Manager will incur any liability or obligation to the Company or any other person or entity if it does not sell Shares as sales agent or as forward seller for any reason; no Manager, as forward seller, will sell Shares until it as has agreed to the terms in the Placement Notice and the Company has executed a Confirmation with the related Forward Purchaser; and (3) no Manager shall be under any obligation to purchase Shares on a principal basis pursuant to this Agreement except as otherwise specifically agreed by such Manager and the Company pursuant to a Terms Agreement.
(d)    Primary Shares purchased from the Company by the applicable Managers, individually or in a syndicate, as principal shall be made in accordance with terms agreed upon between such Managers and the Company as evidenced by a Terms Agreement. The applicable Managers’ commitment to purchase Primary Shares from the Company as principal shall be deemed to have been made on the basis of the accuracy of the representations and warranties of the Company, and performance by the Company of its covenants and other obligations, herein contained and shall be subject to the terms and conditions herein set forth. At the time of each Terms Agreement, the applicable Managers shall specify the requirements, if any, for the officers’ certificate, opinions and letters of counsel and accountants’ letter pursuant to Sections 5(b), (c), (d) and (e), respectively, hereof. In the event of a conflict between the terms of this Agreement and a Terms Agreement, the terms of such Terms Agreement shall control.
(e)    The Company shall not authorize the issuance and sale of, and the applicable Manager shall not sell, any Share with respect to which such Manager is acting as sales agent or as forward seller at a price lower than the minimum price therefor designated by the Company pursuant to Section 2(a) above. In addition, the Company or such Manager through whom the sale of Shares are to be made as sales agent or as forward seller on any Trading Day may, upon notice to the other party hereto by telephone (confirmed promptly by email or facsimile), suspend an offering of the Shares with respect to which such Manager is acting as sales agent or as forward seller pursuant to this Agreement; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder or any Confirmation executed and delivered by the Company and the applicable Forward Purchaser prior to the giving of such notice.
(f)    If acting as sales agent or as forward seller hereunder, the applicable Manager shall provide written confirmation (which may be by facsimile or email) to the Company and, if applicable, the related Forward Purchaser promptly following the close of trading on the NYSE each day in which Shares are sold under this Agreement setting forth (1) the amount of Shares sold on such day, (2) the gross offering proceeds received from such sale, (3) the aggregate net proceeds to the Company or to the applicable Forward Purchaser, as applicable, and (4) the commission payable by the Company to such Manager with respect to such sales.
(g)    At each Time of Sale, Settlement Date and Representation Date (as defined below), the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement. Any obligation of the applicable Manager to use its commercially reasonable efforts to sell the Shares as sales agent or as forward seller shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 5 of this Agreement.
(h)    Notwithstanding any other provision of this Agreement, the Company shall not offer or sell, or instruct any Manager to offer or sell, any Shares through such Manager as sales agent or as forward seller (and, by notice to each applicable Manager given by telephone (confirmed promptly by telecopy or email), shall cancel any instructions for any such offer or sale of any Shares prior to the commencement of the periods referenced below), and no Manager shall be obligated to make any such offer or sale of Shares, (i) during any period in which the Company is, or could be deemed to be, in possession of material non-public information or (ii) except as provided in Section 2(i) hereof, at any time during the period commencing on the tenth business day prior to the time the Company issues a press release containing, or shall otherwise publicly announce, its earnings, revenues or other operating results for a fiscal period or periods (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K (a “Filing Time”) that includes consolidated financial statements as of and for the same fiscal period or periods, as the case may be, covered by such Earnings Announcement.
(i)    Notwithstanding clause (ii) of Section 2(h) hereof, if the Company wishes to offer or sell Shares through a Manager as sales agent or as forward seller at any time during the period from and including an Earnings Announcement through and including the corresponding Filing Time, the Company shall first (i) prepare and deliver to the applicable Manager and the applicable Forward Purchaser (with a copy to counsel for such Manager and such Forward Purchaser) a Current Report on Form 8-K that includes substantially the same financial and related information (together with management’s discussion and analysis thereof) that was included in such Earnings Announcement (other than any earnings projections and similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the applicable Manager and the applicable Forward Purchaser, and, prior to its filing, obtain the written consent of such Manager and such Forward Purchaser to such filing (which consent shall not be unreasonably withheld), (ii) provide the applicable Manager and the applicable Forward Purchaser with the officers’ certificate, opinions and letters of counsel and accountants’ letter specified in Sections 6(n), (o), (p) and (q), respectively, hereof, (iii) afford the applicable Manager and the applicable Forward Purchaser the opportunity to conduct a due diligence review prior to filing such Earnings 8-K and (iv) file (and not furnish) such Earnings 8-K with the Commission. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, opinion or letter of counsel or accountants’ letter pursuant to this Section 2(i) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, opinions and letters of counsel and accountants’ letters as provided in Sections 6(m), (n), (o), (p) and (q), respectively, hereof, and (B) this Section 2(i) shall in no way affect or limit the operation of clause (i) of Section 2(h) hereof, which shall have independent application.
(j)    As set out in the form of Confirmation and notwithstanding anything herein to the contrary, in the event that either (i) a Forward Purchaser or a Manager is unable to borrow and deliver any Shares for sale under this Agreement pursuant to the terms of such Confirmation or (ii) in the commercially reasonable judgment of a Forward Purchaser it is either impracticable to do so or the Forward Purchaser would incur a stock loan cost that is equal to or greater than the rate per annum set forth in the applicable Confirmation in Section 7(f)(i), then the applicable Manager, as forward seller, shall be obligated to use commercially reasonable efforts to sell only the aggregate number of Shares that such Forward Purchaser (or its affiliate) is able through commercially reasonable efforts to, and that in the commercially reasonable judgment of such Forward Purchaser it is practicable to, so borrow below such cost. For the avoidance of doubt, the obligations of any Manager with respect to the borrowing, offer or sale of any Shares in connection with a forward stock purchase transaction shall be subject to the related Confirmation being effective and not having been terminated.
3.    Fee. (a) The compensation to the Managers, which will be allocated to each Manager on a mutually agreed upon basis, for acting as sales agents or as forward sellers hereunder shall not exceed 1.5% of the gross sales price of the Shares sold pursuant to this Agreement. The Company may sell Shares to a Manager as principal at a price agreed upon at the relevant Time of Sale and pursuant to a separate Terms Agreement.
(b)    If this Agreement is terminated by the Company prior to July 28, 2024 in accordance with the provisions of Section 10 and, at the time of the Company’s notice of termination (the “Determination Date”), the gross sales price of the Shares sold pursuant to this Agreement is less than $40,000,000, the Company shall reimburse the Managers and the Forward Purchasers for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Managers and the Forward Purchasers, incurred by them in connection with the offering contemplated by this Agreement and any Confirmation, subject to a maximum aggregate reimbursement for all Managers and Forward Purchasers of $100,000 (collectively, the “Expenses”). The Expenses shall be divided among the Managers and their affiliated Forward Purchasers in amounts proportionate to the compensation allocated to each such Manager for acting as sales agent or as forward seller under Section 3(a) hereof, after taking into account the amount of the Expenses actually paid by each Manager and each Forward Purchaser, and shall be due and payable by the Company to the Managers and their affiliated Forward Purchasers within ten business days of the Determination Date. The Managers and the Forward Purchasers shall be solely responsible for allocating any Expenses reimbursed pursuant to this Section 3(b) among themselves.
4.    Payment, Delivery and Other Obligations. Settlement for sales of the Shares pursuant to this Agreement will occur on the second Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made. On each date of settlement for the sale of Shares through a Manager acting as sales agent for the Company or to a Manager acting as principal (each such day, a “Direct Settlement Date”), or through a Manager acting as forward seller (each such day together with a Direct Settlement Date, a “Settlement Date”), the Shares sold to or through the applicable Manager for settlement on such date shall be issued and delivered by the Company or delivered by such Forward Purchaser, as applicable, to such Manager against payment of the net proceeds from the sale of such Shares. Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent or by such Forward Purchaser, as applicable, to such Manager’s or its designee’s account (provided that such Manager shall have given the Company or the Forward Purchaser, as applicable, written notice of such designee prior to the Settlement Date) at The Depository Trust Company (“DTC”) or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payment in same day funds delivered to the account designated by the Company or such Forward Purchaser. If the Company, or its transfer agent (if applicable), shall default on its obligation to deliver the Shares on any Direct Settlement Date, the Company shall (i) hold the applicable Manager harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay such Manager any commission, discount or other compensation to which it would otherwise be entitled absent such default.
5.    Conditions to the Obligations of the Managers. The several obligations of the Managers are subject to the representations and warranties of the Company contained herein being true and correct on the date hereof, as of each Time of Sale and as of each Settlement Date, and to the following conditions:
(a)    Since the later of (A) the date of this Agreement and (B) the immediately preceding Representation Date:
(i)    no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission;
(ii)    (a) no downgrading shall have occurred in the rating accorded any securities of the Company or any of its subsidiaries or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act and (b) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any of the securities issued or guaranteed by the Company or any of its respective subsidiaries (other than an announcement with positive implications of a possible upgrading); and
(iii)    no event or condition of a type described in Section 1(h) hereof shall have occurred or shall exist, which event or condition is not described in each of the General Disclosure Package and the Prospectus, the effect of which in the judgment of the Managers makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Prospectus.
(b)    Officer’s Certificate. The Managers and the Forward Purchasers or, in the case of a Principal Settlement (as defined below), the applicable Managers shall have received on each Representation Date (as defined below) a certificate of an executive officer of the Company, who has specific knowledge of the Company’s and the Operating Partnership’s financial matters and is satisfactory to the Managers and the Forward Purchasers, (i) confirming that such officer has carefully reviewed the Registration Statement, the General Disclosure Package and the Prospectus and, to the best knowledge of such officer, the representations set forth in Section 1(c) hereof are true and correct as of such date and (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct on and as of such date, and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such date and (iii) to the effect set forth in paragraph (a) above; provided, however, that such certificate shall not apply to any statements or omissions made in reliance upon and in conformity with any Counterparty Information.
(c)    Opinion and Negative Assurance Statement of Counsel for the Company. The Managers and the Forward Purchasers or, in the case of a Principal Settlement, the applicable Managers shall have received on each Representation Date the written opinion and negative assurance statement of Troutman Pepper Hamilton Sanders LLP, counsel to the Company, dated such date in form and substance reasonably satisfactory to the Managers and the Forward Purchasers, with respect to the matters set forth in Exhibit A hereto.

(d)    Opinion and Negative Assurance Statement of Counsel for the Managers and the Forward Purchasers. The Managers and the Forward Purchasers or, in the case of a Principal Settlement, the applicable Managers shall have received on each Representation Date the written opinion and negative assurance statement of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Managers and the Forward Purchasers, dated such date in form and substance reasonably satisfactory to the Managers and the Forward Purchasers.
(e)    Comfort Letters. The Managers or, in the case of a Principal Settlement, the applicable Managers shall have received on each Representation Date (i) a letter dated such date in form and substance reasonably satisfactory to the Managers or, in the case of a Principal Settlement, the applicable Managers, from KPMG LLP, independent public accountants for the Company, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of or relating to the Company contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, provided that the letter delivered on the date of this Agreement shall use a “cut-off” date no more than three business days prior to the date of this Agreement, and the letter delivered subsequent thereto shall use a “cut-off” date no more than three business days prior to the date such letter is to be delivered; and (ii) a certificate dated such date in form and substance reasonably satisfactory to the Managers or, in the case of a Principal Settlement, the applicable Managers, from the Chief Financial Officer of the Company with respect to historical and pro forma financial statements, if any, and certain other financial, numerical and statistical data, in each case not covered by the comfort letters referred to in clause (i) of this paragraph.
(f)    Reserved.
(g)    Listing of Shares. The Shares and the Confirmation Shares shall have been approved for listing on the NYSE, subject only to a notice of issuance at or prior to the applicable Settlement Date.
(h)    Share Reserve. The Company will reserve and keep available at all times a sufficient number of shares of Common Stock to enable the Company to satisfy its obligations under this Agreement and each Confirmation.
(i)    Regulation M. The Common Stock shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.
(j)    Timely Filings. All filings with the Commission required by Rule 424 under the Securities Act to have been filed by each Time of Sale or related Settlement Date in connection with any offer or sale of Shares shall have been filed within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).
6.    Covenants of the Company. The Company covenants with each Manager and each Forward Purchaser as follows:
(a)    Delivery of Copies. To deliver, without charge, (i) to each Manager and each Forward Purchaser, upon request, two conformed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein (excluding exhibits); and (ii) to each Manager and each Forward Purchaser, (A) upon request, a conformed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and (B) during the Delivery Period, as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein (excluding exhibits)) and any Permitted Free Writing Prospectus as the Managers and the Forward Purchasers may reasonably request.
(b)    Amendments or Supplements; Issuer Free Writing Prospectuses. During the Delivery Period, before amending or supplementing the Registration Statement or the Prospectus (including any pricing supplement disclosing the offer and sale of Shares covered by a Terms Agreement), to furnish to the Managers and the Forward Purchasers a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Managers or the Forward Purchasers reasonably object (other than any prospectus supplement relating to the offering of Shelf Securities other than the Shares (including, without limitation, other shares of Common Stock)). To furnish to the Managers and the Forward Purchasers a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Managers or the Forward Purchasers reasonably object.
(c)    Required Filings. To file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for the duration of the Delivery Period. For the duration of the Delivery Period, to include in its quarterly reports on Form 10-Q, and in its annual reports on Form 10-K, a summary detailing, for the relevant reporting period, (i) the number of Shares sold through the Managers as sales agents for the Company pursuant to this Agreement, (ii) the net proceeds received by the Company from such sales, (iii) the compensation paid by the Company to the Managers with respect to such sales, and (iv) the “Number of Shares” (as defined in the related Confirmation) underlying each Confirmation (or alternatively, to prepare a prospectus supplement (each, an “Interim Prospectus Supplement”) with such summary information and, at least once a quarter and subject to Section 6(b) above, file such Interim Prospectus Supplement pursuant to Rule 424(b) under the Securities Act (and within the time periods required by Rule 424(b) and Rules 430A, 430B or 430C under the Securities Act)). In connection with a Terms Agreement, to prepare and file with the Commission, subject to Section 6(b) hereof, a pricing supplement with respect to the offer and sale of Shares covered by such Terms Agreement.
(d)    Issuer Free Writing Prospectuses. To file any Permitted Free Writing Prospectus to the extent required by Rule 433 under the Securities Act in connection with any offer or sale of Shares and to provide copies of the Prospectus and each Permitted Free Writing Prospectus (to the extent not previously delivered or filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto) to each Manager and each Forward Purchaser via electronic mail in “.pdf” format on such filing date to an electronic mail account designated by such Manager or such Forward Purchaser and, at the request of such Manager or such Forward Purchaser, to also furnish copies of the Prospectus to the NYSE and each other exchange or market on which sales of the Shares were effected, in each case, as may be required by the rules or regulations of the NYSE or such other exchange or market.
(e)    Notice to the Managers and the Forward Purchasers. During the Delivery Period to advise each Manager and each Forward Purchaser, promptly after it receives notice thereof, of the issuance of any stop order by the Commission, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or pursuant to Section 8A of the Securities Act, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, to promptly use its commercially reasonable efforts to obtain its withdrawal.

(f)    Ongoing Compliance. If, after the date hereof and during the Delivery Period, either (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus to comply with law, to notify the Managers and the Forward Purchasers thereof and forthwith prepare and file with the Commission and furnish to the Managers and the Forward Purchasers, such amendments or supplements to the Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Prospectus as so amended or supplemented (including such documents to be incorporated by reference) will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.
(g)    Blue Sky Compliance. To furnish such information as may be required and otherwise use its commercially reasonable efforts to cooperate in qualifying the Shares for offer and sale under the securities or Blue Sky laws of such states as the Managers or the Forward Purchasers may reasonably designate and to use its commercially reasonable efforts to maintain such qualifications in effect so long as required for the offer and sale of the Shares; provided that the Company shall not be required to (i) qualify as a foreign partnership or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.
(h)    Earning Statement. To make generally available to its security holders, the Managers and Forward Purchasers as soon as reasonably practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.
(i)    REIT qualification. To use its best efforts to qualify as a REIT under the Code for its taxable year ending December 31, 2023, and for each of its succeeding taxable years during the term of this Agreement, unless the Board determines it is no longer in the stockholders’ best interests to do so.
(j)    Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement and any Confirmation including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Prospectus Supplement, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Shares (within the time required by Rule 456(b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Managers and the Forward Purchasers, in the quantities hereinabove specified, (ii) all costs and expenses related to the issuance, sale, transfer and delivery of the Shares, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable thereon, (iii) the reasonable cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section

6(g) above, including filing fees and the reasonable fees and disbursements of counsel for the Managers and the Forward Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, which shall not exceed $10,000, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Managers and the Forward Purchasers, which shall not exceed $10,000, incurred in connection with any review and qualification of the offering of the Shares by the Financial Industry Regulatory Authority, Inc. (“FINRA”), (v) all costs and expenses incident to listing the Shares and the Confirmation Shares on the NYSE, (vi) the costs and charges of any transfer agent, registrar or depositary, (vii) the document production charges and expenses associated with printing this Agreement and any Confirmation, (viii) the fees and expenses of making the Shares eligible for clearance, settlement and trading through the facilities of DTC; and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section 6, Section 3(b) and Section 8, each of the Managers and the Forward Purchasers will pay all of its own costs and expenses, including any advertising expenses connected with any offers such Manager may make.
(k)    New Registration Statement. If the third anniversary of the initial effective date of the Registration Statement occurs before all the Shares have been sold, prior to such third anniversary, to file, subject to Section 6(b), a new shelf registration statement and to take any other action necessary to permit the public offering of the Shares to continue without interruption (references herein to the Registration Statement shall include the new registration statement as effective under the Securities Act).
(l)    Listing. To use its commercially reasonable efforts to cause the Shares and the Confirmation Shares to be listed for trading on the NYSE and to maintain such listing.
(m)    Timing. Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder to the extent not duplicative of clause (i), (ii), (iii), (iv) or (v) of this Section 6(m)), and each time following such commencement or recommencement date (provided the offering of the Shares hereunder has not then been suspended by the Company) that (i) the Registration Statement or the Prospectus is amended or supplemented (other than by (1) a prospectus supplement relating solely to the offering of Shelf Securities other than the Shares (including, without limitation, other shares of Common Stock), (2) an Interim Prospectus Supplement containing the summary information set forth in Section 6(c) hereof, (3) a pricing supplement disclosing the offer and sale of Shares covered by a Terms Agreement or (4) means of incorporation of documents by reference into the Registration Statement or the Prospectus), (ii) there is filed with the Commission an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q (including any Form 10-K/A or Form 10-Q/A containing amended financial information or a material amendment to the previously filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q), (iii) there is filed with the Commission an Earnings 8-K as contemplated by Section 2(i) hereof, (iv) the Managers or the Forward Purchasers shall reasonably request or (v) Shares are delivered to the applicable Managers as principal on a Direct Settlement Date (such commencement date (and any such recommencement date, if applicable) and each such date referred to in (i), (ii), (iii), (iv) and (v) above, a “Representation Date”), to furnish or cause to be furnished to the Managers and the Forward Purchasers or, in the case of clause (v) above (a “Principal Settlement”), the applicable Managers, forthwith a certificate dated and delivered as of such Representation Date, in form reasonably satisfactory to the Managers and the Forward Purchasers or, in the case of a Principal Settlement, the applicable Managers, to the effect that the statements contained in the certificate referred to in Section 5(b) of this Agreement are true and correct as of such Representation Date as though made at and as of such date, modified as necessary to relate to the Registration

Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.
(n)    Opinion of Counsel to Company. On each Representation Date, the Company shall cause to be furnished to the Managers and the Forward Purchasers or, in the case of a Principal Settlement, the applicable Managers, dated as of such Representation Date, in form and substance reasonably satisfactory to the Managers and the Forward Purchasers or, in the case of a Principal Settlement, the applicable Managers, the written opinion and negative assurance letter of Troutman Pepper Hamilton Sanders LLP, counsel for the Company, as described in Section 5(c), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion.
With respect to this Section 6(n) (other than in connection with a Principal Settlement), in lieu of delivering such an opinion for dates subsequent to the commencement of the offering of the Shares under this Agreement such counsel may furnish the Managers and the Forward Purchasers with a letter to the effect that the Managers and the Forward Purchasers may rely on a prior opinion delivered under this Section 6(n) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of such subsequent date).
(o)    Comfort Letters. Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder) and each time following such commencement or recommencement date (provided the offering of the Shares hereunder has not then been suspended by the Company) that (i) the Registration Statement or the Prospectus is amended or supplemented to include additional financial information (other than by means of incorporation of documents by reference into the Registration Statement or the Prospectus), (ii) the Company files with the Commission an Annual Report on Form 10-K or Quarterly Report on Form 10-Q, (iii) the Company files with the Commission an Earnings 8-K as contemplated by Section 2(i) hereof, (iv) the Company files with the Commission any document (other than an Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Earnings 8-K) incorporated by reference into the Prospectus which contains additional or amended financial information, (v) Shares are delivered to the applicable Managers as principal at the Time of Sale and the related Direct Settlement Date or (vi) the Managers shall reasonably request, KPMG LLP, independent public accountants of the Company, shall deliver to the Managers or, in the case of a Principal Settlement, the applicable Managers the comfort letter described in clause (i) of Section 5(e).
(p)    Officers’ Certificate. On each Representation Date, the Company shall cause to be furnished to the Managers and the Forward Purchasers or, in the case of a Principal Settlement, the applicable Managers, dated as of such Representation Date, in form and substance reasonably satisfactory to the Managers and the Forward Purchasers or, in the case of a Principal Settlement, the applicable Managers, the certificate as described in clause (ii) of Section 5(e), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.
(q)    Due Diligence. To comply with the Due Diligence Protocol attached hereto as Schedule II and cooperate with any other reasonable due diligence review conducted in connection with the transactions contemplated hereby or in any Confirmation or any Terms Agreement by the Managers and the Forward Purchasers or, in the case of a Principal Settlement, the applicable Managers.

(r)    Reservation of Shares. To reserve and keep available at all times, free of preemptive rights, Primary Shares and Confirmation Shares for the purpose of enabling the Company to satisfy its obligations under this Agreement and any Confirmations.
(s)    Own Accounts. That it consents to each Manager, each Forward Purchaser and their respective affiliates trading in the Common Stock for their own account and for the account of their respective clients at the same time as sales of the Shares occur pursuant to this Agreement.
(t)    Acceptance. That upon acceptance of the Company’s Placement Notice, the Company shall be deemed to have (i) affirmed to the Managers that the representations and warranties of the Company contained in this Agreement are true and correct as of the date of such acceptance as though made at and as of such date, and (ii) undertaken that such representations and warranties will be true and correct as of the Time of Sale and the Settlement Date for the Shares relating to such acceptance as though made at and as of each of such dates (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).
(u)    Instruction to Sell. As provided in Section 2 hereof, the Company will communicate its request for a Manager to sell Shares as a sales agent or forward seller on any given day by delivering a Placement Notice to the applicable Manager and, if applicable, the related Forward Purchaser (or as otherwise agreed between the Company, such Manager and, if applicable, the related Forward Purchaser). As provided in Section 2 hereof, if the Company wishes that a Manager sell Shares as forward seller, it will also execute a Confirmation with the related Forward Purchaser prior to the commencement of any such sales.
(v)    Notice. Not to publicly disclose an intention to, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of the Common Stock or securities convertible into or exchangeable or exercisable for the Common Stock or warrants or other rights to purchase the Common Stock or any other securities of the Company that are substantially similar to the Common Stock or permit the registration under the Securities Act of any shares of the Common Stock, in each case during the Delivery Period without (i) giving the Managers and the Forward Purchasers at least two business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (ii) the Managers suspending activity under this program for such period of time as requested by the Company; provided, however, that the foregoing shall not apply with respect to (A) Shares to be issued, sold and/or delivered pursuant to this Agreement, any Confirmation or any Terms Agreement, (B) any shares of Common Stock to be issued, sold and/or delivered in connection with any registered share forward transaction entered into by the Company prior to the date hereof, (C) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (D) any shares of Common Stock issued, and any options to purchase Common Stock granted (and any shares of Common Stock issued upon exercise of such options), pursuant to compensatory benefit and equity incentive plans of the Company, (E) any shares of Common Stock issued pursuant to any non-employee director stock plan, dividend/distribution reinvestment plan or stock purchase plan of the Company, (F) any OP Units issued to the Company in connection with any of the foregoing, or (G) any OP Units issued as consideration for the acquisition by the Operating Partnership or one of its subsidiaries of assets or equity interests from a third party.
(w)    Maximum Amount. That under no circumstances shall the aggregate gross sales proceeds of the Shares sold pursuant to this Agreement exceed (i) the Maximum Amount or (ii) the number and aggregate amount of the Shares authorized from time to time to be sold under this Agreement by the Board, or a duly authorized committee thereof, and notified to the Managers and the Forward Purchasers in writing.
(x)    Managers. That any offer to sell, any solicitation of an offer to buy or any sales of Shares shall be effected through only one of the Managers as sales agent or as forward seller on any single given day, and the Company shall in no event request that more than one Manager sell Shares as sales agent or as forward seller on the same day or any day during an Unwind Period (as defined in the form of Confirmation); provided, however, that: (i) the foregoing limitation shall not apply to (A) exercise of any option, warrant, right or any conversion privilege set forth in the instrument governing such security or (B) sales solely to employees or security holders of the Company or the Subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such persons, and (ii) such limitation shall not apply on any day during which no sales are made pursuant to this Agreement.
(y)    DTC. To cooperate with the Managers and the Forward Purchasers and use its best efforts to permit the Shares and the Confirmation Shares to be eligible for clearance, settlement and trading through the facilities of DTC.
7.    Covenants of the Managers. Each Manager, severally and not jointly, covenants with the Company that, without the prior approval of the Company, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission pursuant to Rule 433(d) under the Securities Act.
8.    Indemnity and Contribution.
(a)    Indemnification of the Managers and the Forward Purchasers. Each of the Company and the Operating Partnership agrees, jointly and severally, to indemnify and hold harmless each Manager and each Forward Purchaser, its affiliates, directors and officers and each person, if any, who controls such Manager or such Forward Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable out of pocket legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or any Permitted Free Writing Prospectus (or any amendment or supplement to any of the foregoing) or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any Counterparty Information.
(b)    Indemnification of the Company and the Operating Partnership. Each Manager agrees, severally and not jointly, to indemnify and hold harmless the (i) Company, its directors, its officers who signed the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Company Indemnified Persons”), and (ii) the Operating Partnership, the directors of the Company acting in its capacity as general partner of the Operating Partnership, the officers of the Company acting in its capacity as general partner of the Operating Partnership who signed the Registration Statement and each person, if any, who controls the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the “OP Indemnified Persons”), but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission of a material fact made in reliance upon and in conformity with any Counterparty Information furnished by such Manager.
(c)    Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 8 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. Subject to the proviso to this sentence, the Indemnifying Person shall be entitled to participate in the defense of any claim, and to the extent that it may wish, assume the defense thereof with counsel reasonably satisfactory to the Indemnified Person; provided, however, that in any such proceeding, any Indemnified Person shall have the right to retain its own counsel (in which case the Indemnifying Person shall not be entitled to participate in or assume the defense of any suit, action, proceeding, investigation, claim or demand brought or asserted against such Indemnified Person), but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Manager, its affiliates, directors and officers and any control persons of such party shall be designated in writing by such Manager and any such separate firm for the Company Indemnified Persons and/or the OP Indemnified Persons shall be designated in writing by the Company, either for itself or in its capacity as general partner of the Operating Partnership. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification has been or could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
(d)    Contribution. If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Managers and the Forward Purchasers on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Operating Partnership on the one hand and the Managers and the Forward Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Managers and the Forward Purchasers on the other shall be deemed to be in the same respective proportions as (x) in the case of the Company and the Operating Partnership, the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Operating Partnership bear to the total commissions received by each Manager (and, for purposes of the foregoing, the Company shall be deemed to have received net proceeds from the sale of Shares sold through any of the applicable Manager, acting as forward seller, in an amount equal to the proceeds that would have been received by the Company upon full physical settlement of the Confirmation Shares under such Confirmation, assuming that the aggregate amount payable by such Forward Purchaser to the Company for such Confirmation Shares is equal to the aggregate amount of net proceeds received by such Forward Purchaser from the sale of such Shares through such Manager). The relative fault of the Company and the Operating Partnership on the one hand and the Managers and the Forward Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership or by the Managers and the Forward Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e)    Limitation on Liability. Each of the Company, the Operating Partnership, the Managers and the Forward Purchasers agrees that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Managers and the Forward Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall a Manager be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it were offered to the public exceeds the amount of any damages that such Manager would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each Manager to contribute pursuant to this Section 8 are several and not joint.
(f)    Non-Exclusive Remedies. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
9.    Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
10.    Termination.
(a)    The Company, each Manager (as to itself) and each Forward Purchaser (as to itself) shall have the right, by giving written notice to the other parties as hereinafter specified, to terminate this Agreement in its sole discretion at any time. For the avoidance of doubt, the Company may terminate this Agreement as to itself or with respect to any Manager or any Forward Purchaser.
(b)    The applicable Managers may terminate a Terms Agreement to which they are a party, at any time at or prior to the applicable Settlement Date, (i) if there has been, in such judgment of such Managers, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Company and the Subsidiaries, taken as a whole, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Managers, impracticable or inadvisable to proceed with the completion of the offering of Shares contemplated by such Terms Agreement or to enforce contracts for the sale of such Shares, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NYSE, or (iv) if trading generally on the NYSE, the NYSE American or Nasdaq has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any governmental or regulatory authority, body or agency, or (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to the systems of Clearstream Banking, société anonyme, or Euroclear Bank, S.A./N.V., in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.
(c)    If the Company and two or more Managers enter into a Terms Agreement pursuant to which such Managers agree to purchase Shares from the Company as principal and one or more of such Managers shall fail at the applicable Settlement Date to purchase the Shares which it or they are obligated to purchase (the “Defaulted Shares”), then the nondefaulting Managers shall have the right, within 24 hours thereafter, to make arrangements for one or more of them or one or more other Managers or such other underwriters satisfactory to the Company to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth and contained in the Terms Agreement; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

(i)    if the number of Defaulted Shares does not exceed 10% of the number of Shares to be so purchased by all of such Managers on the applicable Settlement Date, the nondefaulting Managers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial purchase obligation bears to the purchase obligations of all nondefaulting Managers; or
(ii)    if the number of Defaulted Shares exceeds 10% of the number of Shares to be so purchased by all of such Managers on the applicable Settlement Date, such Terms Agreement shall terminate without liability on the part of any nondefaulting Manager.
No action taken pursuant to this Section 10(c) shall relieve any defaulting Manager from liability in respect of its default. In the event of any such default which does not result in a termination of such Terms Agreement, either the nondefaulting Managers or the Company shall have the right to postpone the applicable Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements.
(d)    Any termination under this Section 10 shall be without liability of any party to any other party except that: (i) with respect to any pending sale through the Managers, the obligations of the Company, including, but not limited to, its obligations under Section 4 above, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1, Section 3(b) and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.
(e)    This Agreement, any Terms Agreement and any Confirmation shall remain in full force and effect until and unless terminated pursuant to Section 10(a), (b) or (c) above, as applicable, or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this clause (e) shall in all cases be deemed to provide that Section 1, Section 3(b) and Section 8 of this Agreement shall remain in full force and effect.
(f)    Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the applicable Managers, the applicable Forward Purchasers or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 4.
11.    Entire Agreement.
(a)    This Agreement represents the entire agreement among the Company, the Operating Partnership, each Manager and each Forward Purchaser with respect to the preparation of the Registration Statement, the Prospectus Supplement and the Prospectus, the conduct of the offering of the Shares and the sale and distribution of the Shares.
(b)    The Company acknowledges that in connection with the offering of the Shares: (i) each Manager and each Forward Purchaser have acted and will act at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) each Manager and each Forward Purchaser owe the Company only those duties and obligations set forth in this Agreement, and any Confirmation, as applicable, and prior written agreements (to the extent not superseded by this Agreement), if any, (iii) each Manager and each Forward Purchaser may have interests that differ from those of the Company, and (iv) none of the activities of any Manager or any Forward Purchaser in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by each Manager or each Forward Purchaser with respect to any entity or natural person. The Company waives to the full extent permitted by applicable law any claims it may have against the Managers and the Forward Purchasers arising from an alleged breach of fiduciary duty in connection with the sale and distribution of the Shares.
12.    Adjustments for Stock Splits and Reverse Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement or any Confirmation shall be adjusted to take into account any stock split or reverse stock split effected with respect to the Shares or any Confirmation Shares.
13.    Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
14.    Applicable Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice of law or conflicting provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied.
15.    Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
16.    Submission to Jurisdiction. Except as set forth below, no claim arising under this Agreement may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each of the Company and the Operating Partnership consents to the jurisdiction of such courts and personal service with respect thereto. Each of the Company and the Operating Partnership hereby consents to personal jurisdiction, service and venue in any court in which any claim arising out of or in any way relating to this Agreement is brought by any third party against any Manager, any Forward Purchaser or any indemnified party. Each Manager, the Company and the Operating Partnership (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Company and the Operating Partnership agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon it and may be enforced in any other courts to the jurisdiction of which it is or may be subject, by suit upon such judgment.
17.    Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.
18.    Notices. All communications hereunder shall be in writing and effective only upon receipt and:
(a)    if to the Managers, shall be delivered, mailed, e-mailed, or sent by facsimile transmission to:

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Attn: Syndicate Registration
Fax: 646-834-8133
Indemnification Contact:
Office of the General Counsel
Barclays Capital Inc.
745 7th Avenue
New York, New York 10019
Fax: 212-520-0421
BofA Securities, Inc.
One Bryant Park
New York, New York 10036
Attention: ATM Execution (email: dg.atm_execution@bofa.com)
with a copy to ECM Legal (email: dg.ecm_legal@bofa.com)
BMO Capital Markets Corp.
151 W. 42nd Street
New York, New York 10036
Attention: Eric Benedict
Telephone: (212) 702-1231
Facsimile: (212) 885-4165
With a copy to:
BMO Capital Markets Corp.
151 W. 42nd Street
New York, New York 10036
Attention: Legal Department
Facsimile: (212) 702-1205
Citigroup Global Markets Inc.
388 Greenwich St.
New York, New York 10013
Attention: General Counsel
Facsimile: (646) 291-1469
eq.us.corporates.middle.office@citi.com
eq.us.ses.notifications@citi.com
mmatthew.t.morris@citi.com
Jefferies LLC
520 Madison Avenue
New York, New York 10022
Attn: General Counsel, with a copy to: CorpEqDeriv@jefferies.com
KeyBanc Capital Markets Inc.
127 Public Square, 7th Floor
Cleveland, Ohio 44114
Email: jhorrigan@key.com; Jaryd.Banach@key.com; michael.c.jones@key.com; john.salisbury@key.com
Phone: (216) 689-3910

RBC Capital Markets, LLC
200 Vesey Street, 8th Floor
New York, New York 10281
Regions Securities LLC
615 South College Street, Suite 600
Charlotte, NC 28202
Attention: Equity Capital Markets
Facsimile: (704) 632-3765
brit.stephens@regions.com
ed.armstrong@regions.com
matthew.stewart@regions.com
scott.williams2@regions.com
ECMDesk@regions.com
Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention: Syndicate Department (facsimile: (414) 298-7474),
With a copy to:
Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention: Legal Department
For Placement Notices and Acceptances:
Barbara Nelson – banelson@rwbaird.com
Sandy Walter – swalter@rwbaird.com
Matt Gailey – mgailey@rwbaird.com
Truist Securities, Inc.
3333 Peachtree Road NE, 11th Floor
Atlanta, Georgia 30326
Attention: Equity Capital Markets
dl.atm.offering@truist.com

(b)    if to the Forward Purchasers, shall be delivered, mailed, e-mailed, or sent by facsimile transmission to:
Barclays Bank PLC
745 Seventh Avenue
New York, New York 10019
kevin.cheng@barclays.com

Indemnification Contact:
Office of the General Counsel
Barclays Capital Inc.
745 7th Avenue
New York, New York 10019
Fax: 212-520-0421

Bank of America, N.A.
c/o BofA Securities, Inc.
One Bryant Park
New York, New York 10036
Attention: ATM Execution (email: dg.atm_execution@bofa.com)
with a copy to ECM Legal (email: dg.ecm_legal@bofa.com)
Bank of Montreal
55 Bloor Street West, 18th Floor
Toronto, Ontario M5X 1A1
Canada
With a copy to:
BMO Capital Markets Corp.
151 W. 42nd Street
New York, New York 10036
Attention: Legal Department
Facsimile: (212) 702-1205
Citibank N.A.
388 Greenwich St.
New York, New York 10013
Attention: General Counsel
Facsimile: (646) 291-1469
eq.us.corporates.middle.office@citi.com
eq.us.ses.notifications@citi.com
mmatthew.t.morris@citi.com
Jefferies LLC
520 Madison Avenue
New York, New York 10022
Attn: Strategic Equity Transactions Group, with a copy to: SETGUS@jefferies.com and CorpEqDeriv@jefferies.com
For Placement Notices and Acceptances:
Donald Lynaugh, (917) 421-1964, dlynaugh@jefferies.com
Michael Magarro, (917) 421-1963, mmagarro@jefferies.com
KeyBanc Capital Markets Inc.
127 Public Square, 7th Floor
Cleveland, Ohio 44114
Email: jhorrigan@key.com; Jaryd.Banach@key.com; michael.c.jones@key.com; john.salisbury@key.com
Phone: (216) 689-3910
Regions Securities LLC
615 South College Street, Suite 600
Charlotte, NC 28202
Attention: Equity Capital Markets
Facsimile: (704) 632-3765
brit.stephens@regions.com
ed.armstrong@regions.com
matthew.stewart@regions.com
scott.williams2@regions.com
ECMDesk@regions.com

Royal Bank of Canada
200 Vesey Street, 8th Floor
New York, New York 10281
Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention: Syndicate Department (facsimile: (414) 298-7474)
With a copy to:
Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention: Legal Department
For Placement Notices and Acceptances:
Barbara Nelson – banelson@rwbaird.com
Sandy Walter – swalter@rwbaird.com
Matt Gailey – mgailey@rwbaird.com

Truist Bank
3333 Peachtree Road NE, 11th Floor
Atlanta, Georgia 30326
Attn: Equity Capital Markets
dl.atm.offering@truist.com
With a copy to:
Michael Collins
Managing Director
(203) 832-2333
michael.collins@truist.com

(c)    if to the Company (whether on its own behalf or in its capacity as general partner of the Operating Partnership) shall be delivered, mailed, e-mailed, or sent to:
Independence Realty Trust, Inc.
1835 Market Street, Suite 2601
Philadelphia, Pennsylvania 19103
Attention: James J. Sebra and Jessica K. Norman
With a copy to:
Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square, Eighteenth and Arch Streets
Philadelphia, Pennsylvania 19103-2799
Attention: Michael H. Friedman, Esq.

19.    Recognition of the U.S. Special Resolution Regimes.
(a)    In the event that any Manager or any Forward Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Manager or such Forward Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)    In the event that any Manager or any Forward Purchaser that is a Covered Entity or a BHC Act Affiliate of such Manager or such Forward Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Manager or such Forward Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States. For purposes of this Section 19, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
20.    USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Agent is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Agent to properly identify its clients.
21.    Successors and Assigns. Notwithstanding any other provision of this Agreement, an entity acting as Forward Purchaser (for purposes of this Section 21, the “Previous Forward Purchaser”) may assign all of its rights and obligations under this Agreement to an affiliate (such affiliate, the “New Forward Purchaser”), then, from the date of such transfer/assignment, the New Forward Purchaser shall for all purposes of this Agreement be substituted for the Previous Forward Purchaser as a Forward Purchaser party hereto (as assignee of the Previous Forward Purchaser); provided that such Previous Forward Purchaser and the New Forward Purchaser shall have entered into a written agreement evidencing such assignment by the Previous Forward Purchaser and the acceptance of such assignment and the assumption of such obligations by the New Forward Purchaser.
[SIGNATURE PAGES FOLLOW]

Very truly yours,
INDEPENDENCE REALTY TRUST, INC.
By:     /s/ James J. Sebra
    Name: James J. Sebra
    Title: Chief Financial Officer and Treasurer

INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP
By:    /s/ James J. Sebra
    Name: James J. Sebra
    Title: Chief Financial Officer and Treasurer

[Signature Page to Equity Distribution Agreement]

Accepted as of the date first written above

Barclays Capital Inc.
By:     /s/ Warren Fixmer
Name: Warren Fixmer
Title: Managing Director

BofA Securities, Inc.
By:     /s/ Chris Porter
Name: Chris Porter
Title: Managing Director

BMO Capital Markets Corp.
By:    /s/ Eric Benedict
Name: Eric Benedict
Title: Co-Head, Global Equity Capital Markets

Citigroup Global Markets Inc.
By:    /s/ Jared Nutt
Name: Jared Nutt
Title: Authorized Signatory

Jefferies LLC
By:    /s/ Donald Lynaugh
Name: Donald Lynaugh
Title: Managing Director

KeyBanc Capital Markets Inc.
By:    /s/ Jaryd Banach
Name: Jaryd Banach
Title: Managing Director, Equity Capital Markets

RBC Capital Markets, LLC
[Signature Page to Equity Distribution Agreement]

By:    /s/ Asad Kasim
Name: Asad Kasim
Title: Group Head, U.S. Real Estate Global Investment Banking

Regions Securities LLC
By:    /s/ Edward L. Armstrong
Name: Edward L. Armstrong
Title: Managing Director – ECM

Robert W. Baird & Co. Incorporated
By:    /s/ Christopher Walter
Name: Christopher Walter
Title: Managing Director

Truist Securities, Inc.
By:    /s/ Geoffrey Fennel
Name: Geoffrey Fennel
Title: Director
As Managers

[Signature Page to Equity Distribution Agreement]

Accepted as of the date first written above

Barclays Bank PLC
By:     /s/ Warren Fixmer
Name: Warren Fixmer
Title: Managing Director

Bank of America, N.A.
By:     /s/ Christine Roemer
Name: Christine Roemer
Title: Managing Director

Bank of Montreal
By:    /s/ Matthew Coley
Name: Matthew Coley
Title: Associate Director, Payments & Securities Operations

Citibank, N.A.
By:    /s/ Eric Natelson
Name: Eric Natelson
Title: Authorized Signatory

Jefferies LLC
By:    /s/ Donald Lynaugh
Name: Donald Lynaugh
Title: Managing Director

KeyBanc Capital Markets Inc.
By:    /s/ Jaryd Banach
Name: Jaryd Banach
Title: Managing Director, Equity Capital Markets

Regions Securities LLC
[Signature Page to Equity Distribution Agreement]

By:    /s/ Edward L. Armstrong
Name: Edward L. Armstrong
Title: Managing Director – ECM

Royal Bank of Canada
By:    /s/ Brian Ward
Name: Brian Ward
Title: Managing Director

Robert W. Baird & Co. Incorporated
By:    /s/ Christopher Walter
Name: Christopher Walter
Title: Managing Director

Truist Bank
By:    /s/ Michael Collins
Name: Michael Collins
Title: Managing Director

As Forward Purchasers, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement

[Signature Page to Equity Distribution Agreement]

SCHEDULE I
Permitted Free Writing Prospectuses
None.
Schedule I-1

SCHEDULE II
Due Diligence Protocol
Set forth below are guidelines for use by the Company, the Managers and the Forward Purchasers in connection with the continued due diligence efforts of the Managers and the Forward Purchasers in connection with the sale and distribution of the Shares pursuant to the Agreement. For the avoidance of doubt, the Company has agreed that no sales under the Agreement will be requested or made at any time the Company is, or could be deemed to be, in possession of material non-public information with respect to the Company.
1.    On or immediately prior to each Representation Date, in addition to the documents provided pursuant to Sections 6(m), (n), (o) and (p) of the Agreement, the Managers and the Forward Purchasers expect to conduct a due diligence call with the appropriate business, financial and legal representatives of the Company.
2.    In the event that the Company requests a Manager to sell on any one Trading Day an amount of Shares that would be equal to or greater than 15% of the average daily trading volume (calculated based on the most recent three completed Trading Days) of the Common Stock, such Manager and such Forward Purchaser, if applicable, expect to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company shall provide the certificate referred to in Section 5(b) of the Agreement.
The foregoing is an expression of current intent only, and shall not in any manner limit the rights of the Managers and the Forward Purchasers under the Agreement, including the right of the Managers and the Forward Purchasers to require such additional due diligence procedures as the Managers or the Forward Purchasers may reasonably request pursuant to the Agreement.

Annex I
INDEPENDENCE REALTY TRUST, INC.
COMMON STOCK ($0.01 PAR VALUE PER SHARE)
TERMS AGREEMENT
[ADDRESS OF MANAGER[S]]
Ladies and Gentlemen:
Independence Realty Trust, Inc., a Maryland corporation (the “Company”), proposes, on the basis of the representations and warranties, and subject to the terms and conditions, stated herein and in the equity distribution agreement, dated July 28, 2023 (the “Sales Agreement”), among the Company and Independence Realty Operating Partnership, LP, a Delaware limited partnership, the Managers and the Forward Purchasers party thereto, to issue and sell to [*] [and [*]] as principal for resale ([collectively,] the “Manager[s]”), and the Manager[s severally] agree[s] to purchase from the Company the shares of common stock, $0.01 par value per share, of the Company (“Common Stock”) specified in the Schedule A hereto (the “[Initial] Securities”)[, and to grant to the Manager[s] the option to purchase the additional shares of Common Stock specified in the Schedule A hereto (the “Option Securities” and together with the Initial Securities, the “Securities”)] *,[in each case]* on the terms specified in Schedule A hereto. Capitalized terms but and not defined herein have the respective meanings ascribed thereto in the Sales Agreement.
[The Company grants an option to the Manager[s], severally and not jointly,] to purchase up to an additional [*] Option Securities at the price per share set forth in Schedule A hereto, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted may be exercised for [*] days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Manager[s] to the Company setting forth the number of Option Securities as to which the [several] Manager[s] [is][are] then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Manager[s], but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Settlement Date (as defined below). [If the option is exercised as to all or any portion of the Option Securities, each of the Managers, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A hereto opposite the name of such Manager bears to the total number of Initial Securities, subject, in each case, to such adjustments as [*] in its sole discretion shall make to eliminate any sales or purchases of fractional shares.] For purposes of clarity, the parties hereto agree that the officers’ certificate, opinions and letter of counsel and accountants’ letter referred to in Sections 5(b), (d), (e), (f) and (g), respectively, of the Sales Agreement are required to be delivered by or on behalf of the Company on the Settlement Date.]*Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of [insert name and address of counsel to the Manager[s]], or at such other place as shall be agreed upon by the Manager[s] and the Company, at 9:00 A.M. (New York City time) on the second (or third, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10(c) of the Sales Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Manager[s] and the Company (such time and date of payment and delivery being herein called “Settlement Date”).
Annex I-2

[In addition, in the event that any or all of the Option Securities are purchased by the Manager[s], payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Manager[s] and the Company, on each Date of Delivery as specified in the notice from the Manager[s] to the Company.]
Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Manager[s] for their respective accounts for the Securities to be purchased by them]. [It is understood that each Manager has authorized [*] as representative of the Managers, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. [*], individually and not as representative of the Managers, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Manager whose funds have not been received by the Settlement Date or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Manager from its obligations hereunder.]
Each of the provisions of the Sales Agreement not related solely to (a) the Managers, as sales agents or as forward sellers, or the Forward Purchasers or (b) the Confirmations, Confirmation Shares and related transactions is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if each such provision had been set forth in full herein. Each of the representations and warranties set forth in the Sales Agreement shall be deemed to have been made at and as of the date of this Terms Agreement[,][and] the Applicable Time [and any Date of Delivery].
If this Terms Agreement shall be terminated by the Manager[s], or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Terms Agreement (which, for the purposes of this Terms Agreement, shall not include termination by the Manager[s] under items (ii), (iv), (v) or (vi) of Section 10(b) of the Sales Agreement), or if for any reason the Company shall be unable to perform its obligations under this Terms Agreement, the Company will reimburse the Manager[s] or such Manager[s] as have so terminated this Terms Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Manager[s] in connection with this Terms Agreement or the offering contemplated hereunder.
If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Manager[s] and the Company in accordance with its terms.
This Terms Agreement and any claim, controversy or dispute arising under or related to this Terms Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice of law or conflicting provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied.
Very truly yours,
Independence Realty Trust, Inc.
By:
Name:
Annex I-3

Title:
Independence Realty Operating Partnership, LP
By: Independence Realty Trust, Inc., its general partner
By:
Name:
Title:
Accepted as of the date hereof:
Annex I-4

[Manager[s]]
By:
Name:
Title:
* Include only if the Manager[s][has][have] an option to purchase additional shares of Common Stock from the Company.

Annex I-5

Schedule A
Number of [Initial] Securities to be sold by the Company:
[Number of Option Securities which may be purchased by the Manager[s]:]
Price per Security to be paid by the Manager[s]:
Other Terms: [*]

Annex II
FORM OF PLACEMENT NOTICE
Date:    [    ].
From:    Independence Realty Trust, Inc.
To:    [MANAGER]
[FORWARD PURCHASER]
Subject: Equity Distribution—Placement Notice
Reference is made to the Equity Distribution Agreement among Independence Realty Trust, Inc. (the “Company”), Independence Realty Operating Partnership, LP and the other parties thereto dated July 28, 2023 (the “Agreement”). Capitalized terms used in this Placement Notice without definition shall have the respective definitions ascribed to them in the Agreement or, if applicable, the related Confirmation. Pursuant to the terms and subject to the conditions contained in the Agreement and, if applicable, the related Confirmation, the Company requests that Shares be sold on the following terms.

Method of sale:	[as sales agent for the Company][as forward seller]
Date(s) on which Shares may be sold:
[Number][Gross sales price] of Shares to be sold:	[USD][Number of Shares]
Minimum price at which Shares may be sold:
Compensation to Manager (if different than in the Agreement):
[Spread:]
[Initial Forward Price:]
[Final Date:]

The transaction, if it becomes binding on the parties, shall be subject to all of the representations, warranties, covenants and other terms and conditions of the Agreement, except to the extent amended or modified hereby, all of which are expressly incorporated herein by reference. Each of the representations and warranties set forth in the Agreement shall be deemed to have been made at and as of every Time of Sale, every Settlement Date and every Representation Date.
Very truly yours,
Independence Realty Trust, Inc.
By:
Name:
Title:

Annex II-2

ACCEPTED as of the date first above written
[MANAGER]
By:
Name:
Title:
[ACCEPTED as of the date first above written]
[FORWARD PURCHASER]
By:
Name:
Title:

Annex II-3

Annex III
Form of Forward Confirmation
[To be provided separately]

Exhibit A
Opinions of Outside Counsel
[To be provided separately]